                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12


                              Amedia Networks, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5) Total fee paid:

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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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

                              AMEDIA NETWORKS, INC.
                                  2 CORBETT WAY
                           EATONTOWN, NEW JERSEY 07724

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that a special meeting (the "Special Meeting") of the stockholders of Amedia Networks, Inc. (the "Company") will be held at 10 a.m. on Friday December 2, 2005, at the Sheraton Eatontown Hotel, Route 35, Eatontown, New Jersey 07724, to consider and approve an amendment to the Company's amended and restated certificate of incorporation to increase the number of shares of Common Stock the Company is authorized to issue from 75,000,000 to 100,000,000 shares.

The Board of Directors has fixed the close of business on October 28, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                       BY ORDER OF THE BOARD OF DIRECTORS


                                         /S/ FRANK GALUPPO
                                         FRANK GALUPPO
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER


NOVEMBER 2, 2005



PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE SPECIAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD OR THE INFORMATION FORWARDED BY YOUR BROKER, BANK OR OTHER HOLDER OF RECORD FOR SPECIFIC INSTRUCTIONS ON VOTING. EVEN IF YOU HAVE VOTED YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE IN PERSON AT THE MEETING, YOU MUST OBTAIN A LEGAL PROXY ISSUED IN YOUR NAME FROM SUCH BROKER, BANK OR OTHER NOMINEE.

                              AMEDIA NETWORKS, INC.
                                  2 CORBETT WAY
                           EATONTOWN, NEW JERSEY 07724

                                 PROXY STATEMENT

                         Special Meeting of Stockholders
                                December 2, 2005


This Proxy Statement is being sent to stockholders of Amedia Networks, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of the Company for use at a special meeting (the "Special Meeting") of the holders (the "Stockholders") of the Company's common stock, par value $0.001 per share (the "Common Stock"), to be held at the Sheraton Eatontown Hotel, Route 35, Eatontown, NJ 07724, on Friday December 2, 2005, at 10:00 AM, and any adjournment(s) thereof. The Company expects to first mail its proxy soliciting materials for the Special Meeting on or about November 3, 2005.


WHAT AM I VOTING ON?

At the Special Meeting you will be entitled to vote on a proposal to approve an amendment to the Company's amended and restated certificate of incorporation (the "Certificate of Incorporation") to increase the number of shares of Common Stock that the Company is authorized to issue from 75,000,000 to 100,000,000 shares (the "Authorized Share Increase").

WHY IS THE AMENDMENT NECESSARY?

As explained in further detail below, the Company has a limited number of authorized shares of Common Stock available for issuance. The Company is seeking the proposed Authorized Share Increase in order to ensure that the Company has a sufficient number of authorized but unissued shares of Common Stock available for future corporate needs such as raising additional capital to support the increasing product commercialization efforts, including additional product design improvements to the Company's QoStream product line, the augmentation of inventory levels to support commercial pilot programs and roll-outs as well as to provide for other contingencies. This increase is essential to provide the Company with the financial flexibility to attract capital on the most favorable terms and in amounts necessary to demonstrate financial stability demanded by the Company's major customer prospects and vendors.

WILL THESE NEW SHARES OF COMMON STOCK HAVE PREEMPTIVE RIGHTS?

No. The Company's Certificate of Incorporation does not give preemptive rights to any holder of any shares of any class of the Company's capital stock.

WHO IS ENTITLED TO VOTE?

The Board has set October 28, 2005 as the record date for the Special Meeting (the "Record Date"). If you were the owner of Common Stock at the close of business on the Record Date, you may vote at the Special Meeting. Each stockholder of record on the Record Date is entitled to notice of, and to vote at, the Special Meeting and at any adjournment or adjournments thereof. You are entitled to one vote for each share of Common Stock you held on the Record Date.

AM I ENTITLED TO DISSENTERS' OR APPRAISAL RIGHTS IN CONNECTION WITH THE PROPOSED AMENDMENT?

No. Under Delaware law, the Company's stockholders are not entitled to dissenters' or appraisal rights in connection with the proposed Authorized Share Increase.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE SPECIAL MEETING?


On the Record Date, there were 21,359,814 shares of Common Stock outstanding, with each share entitled to one vote. The presence of a majority of the issued and outstanding shares of Common Stock (i.e., 10,679,908 shares) will constitute a quorum, which is required in order to hold the Special Meeting and conduct business. Your shares will be counted as present at the Special Meeting if you:


o are present in person at the Special Meeting; or
o have properly submitted a voting card.

Abstentions and broker "non-votes" are counted as present and entitled to vote for the purpose of determining the presence of a quorum. A broker non-vote occurs when a bank or a broker holding shares for a beneficial stockholder does not vote on a particular proposal because such bank or broker does not have discretionary voting power with respect to the proposal and has not received voting instructions from the beneficial stockholder.

WHAT LEVEL OF APPROVAL IS REQUIRED TO APPROVE THE AUTHORIZED SHARE INCREASE?


Approval of the Authorized Share Increase requires the affirmative vote (i.e., a vote "FOR" the proposal) of a majority of the issued and outstanding shares of Common Stock (i.e., 10,679,908 shares ).


HOW ARE VOTES COUNTED?

You may vote for, against, or abstain from voting on the Authorized Share Increase. Abstentions from voting will be considered shares present and entitled to vote on the Authorized Share Increase and, since approval of the amendment requires a majority of all issued and outstanding shares of the Company's Common Stock, will have the same effect as a vote "AGAINST" the amendment. If you hold your shares through a brokerage account or in another nominee form, your shares will not be voted unless you provide specific instructions to your broker or your broker has discretionary authority to vote. Therefore, since approval of the amendment requires an absolute majority of the issued and outstanding shares of the Company's Common Stock, a broker "non-vote" is effectively a vote "AGAINST" the amendment.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION AND BELIEVES THAT THE AUTHORIZED SHARE INCREASE IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AUTHORIZED SHARE INCREASE.

HOW DO I VOTE MY SHARES WITHOUT ATTENDING THE SPECIAL MEETING?

If you are a stockholder of record, you may vote by mail as instructed on the enclosed proxy card, whether or not you plan to attend the Special Meeting. If you vote by mail you may still attend the Special Meeting and vote in person if you desire, but voting now will assure that your vote is counted if you are unable to attend.

Whether you vote by mail or at the Special Meeting, the proxies identified on the back of the enclosed proxy card will vote the shares of which you are the stockholder of record in accordance with your instructions. If no instructions are marked on the proxy card, the shares will be voted as recommended by the Board in this Proxy Statement.

If you own your shares through a brokerage account or in another nominee form, please follow the instructions provided by your broker or other nominee.

HOW DO I VOTE MY SHARES IN PERSON AT THE SPECIAL MEETING?

If you are a stockholder of record, to vote your shares at the Special Meeting you should bring the enclosed proxy card or proof of identification. If you own your shares through a brokerage account or in another nominee form, to vote your shares at the Special Meeting you must obtain a proxy from your broker or nominee and bring that proxy to the Special Meeting.

Even if you plan to attend the Special Meeting, we encourage you to vote by mail so your vote will be counted in the event you do not attend the Special Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card.

MAY I CHANGE MY VOTE?

Yes. You may revoke your proxy and change your vote before it is taken at the Special Meeting by (i) delivering a written notice of revocation the Company at 2 Corbett Way, Eatontown New Jersey 07724, Attention: James D. Gardner, Chief Financial Officer; (ii) delivering a duly executed proxy bearing a later date; or (iii) attending the Special Meeting and voting in person. As noted above, if you own your shares through a brokerage account or in another nominee form, you cannot vote in person at the Special Meeting unless you obtain a proxy from the broker or nominee and bring that proxy to the Special Meeting.

WHO PAYS THE COST OF PROXY SOLICITATION?

Our Board of Directors is soliciting the enclosed proxy. The Company will make proxy solicitations by electronic or regular mail and we will bear the costs of this solicitation. The Company will request banks, brokerage houses, nominees and other fiduciaries nominally holding shares of its Common Stock to forward the proxy soliciting materials to the beneficial owners of such Common Stock and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to the beneficial owners. In the event the Company decides to hire a service or consultants to solicit proxies, it would expect such service to cost less than $50,000 plus reasonable and approved out-of-pocket expenses.

                    STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN
                               BENEFICIAL HOLDERS

The following table sets forth certain information, as of the Record Date, concerning the ownership of the Common Stock by (a) each person who, to the best of the Company's knowledge, beneficially owned on that date more than 5% of the outstanding Common Stock,
(b) each of the Company's directors and Named Executive Officers (as defined in Item 402(a)(2) of Regulation S-B) and (c) all current directors and executive officers of the Company as a group.

                                                      Number of Shares          Percent of
Name of Beneficial Owner (1)                        Beneficially Owned (2)   Common Stock (2)

Frank Galuppo, President, Chief Executive Officer          561,771 (4)             2.6%
 and Director (3)

James D. Gardner, Chief Financial Officer (5)               16,000 (6)               *

Juan Mendez, Director                                    1,260,626 (7)             5.9%

Richard Rosenblum, Director                                181,073 (8)               *

Gerald Butters, Director                                    37,500 (9)               *

Bob Martin, Director                                        37,500 (9)               *

Puritan LLC                                              1,533,334 (10)            7.2%

Melton Management Limited                                1,419,395 (11)            6.6%

Judah Marvin Feigenbaum, former interim Chief
Executive Officer and former Director                      164,406 (12)              *

All directors and executive officers as
 a group(6 persons)                                      2,094,470                 9.4%

* Indicates less than 1%.

(1) Unless otherwise indicated, the address of each person listed is c/o Amedia Networks, Inc., 2 Corbett Way, Eatontown, New Jersey 07724.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of Common Stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days following the date of the information in this table are deemed to be beneficially owned by, and outstanding with respect to, the holder of such options or warrants. Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the Company, each person listed is believed to have sole voting and investment power with respect to all shares of Common Stock owned by such person.

(3) Mr. Galuppo became Chief Executive Officer and a director of the Company as of March 15, 2004. He was elected President on December 2, 2004.

(4) Represents (i) 15,000 shares of Common Stock and (ii) 546,771 shares of Common Stock issuable upon the exercise of currently exercisable employee stock options issued under the Company's 2000

Equity Incentive Plan. Does not include options to purchase an additional 765,479 shares of Common Stock scheduled to vest over the next two years.

(5) Mr. Gardner was appointed Chief Financial Officer on May 25, 2005.

(6) Does not include options to purchase an additional 300,000 shares of Common Stock scheduled to vest by May 2008.

(7) Represents (i) 1,096,220 shares of Common Stock and (ii) 164,406 shares of Common Stock issuable upon exercise of currently exercisable non-plan options. The foregoing is based on the Schedule 13D filed by the stockholder on February 11, 2004.

(8) Represents (i) 164,406 shares of Common Stock issuable upon exercise of currently exercisable non-plan options and (ii) 16,667 shares of Common Stock issuable upon exercise of warrants issued to Mr. Rosenblum as the designee of Greenfield Capital Partners, LLC in August 2004.

(9) Represents shares of Common Stock issuable upon the exercise of currently exercisable employee stock options issued under the Company's 2002 Non-Employee Directors Stock Option Plan. Does not include options to purchase an additional 37,500 shares of Common Stock scheduled to vest by September 2006.

(10) The stockholder is a limited liability company. The address of such person is 314 McDonald Avenue, Brooklyn, New York 11218. The foregoing is based on a
Schedule 13G filed by the stockholder on November 19, 2004.

(11) The address of such person is P.O. Box 3161, Road Town, Tortola, British Virgin Islands. The foregoing is based on a Schedule 13G filed by the stockholder on October 8, 2003. Does not include shares of Common Stock issuable upon conversion of Convertible Preferred Stock or exercise of warrants referred to under "Selling Stockholders."

(12) Represents shares of Common Stock issuable upon exercise of currently exercisable non-plan options. Mr. Feigenbaum resigned from all position held with the Company in January 2004.

                                    PROPOSAL

                  AMENDMENT OF THE CERTIFICATE OF INCORPORATION
                TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK
                  THAT THE COMPANY IS AUTHORIZED TO ISSUE FROM
                        75,000,000 TO 100,000,000 SHARES

GENERAL

The Company's Certificate of Incorporation currently provides for authorized capital stock consisting of 75,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $.001 per share (the "Preferred Stock"). The Board of Directors has the authority to fix the rights, privileges, preferences and restrictions of any series of Preferred Stock that it may designate. Currently, the following series of Preferred Stock have been designated: (i) 52,500 shares of Series A 7% Convertible Preferred Stock (the "Series A Preferred Stock") of which 21,178 shares are issued and outstanding as of the Record Date and (ii) 85,000 shares of Series B 8% Convertible Preferred Stock (the "Series B Preferred Stock") of which 74,150 shares are issued and outstanding as of the Record Date.

On October 17, 2005, the Board adopted a resolution to increase the number of shares of Common Stock that the Company is authorized to issue from 75,000,000 to 100,000,000 shares and, subject to approval of the Company's stockholders, to file with the Secretary of State of the State of Delaware an amendment to the Company's Certificate of Incorporation to effect the increase in the number of authorized shares of Common Stock (the "Amendment"). The resolution also provided that the Amendment be submitted to the stockholders entitled to vote thereon for consideration at the Special Meeting, all in accordance with Section 242 of the Delaware General Corporation Law. The text of the Amendment is attached hereto as APPENDIX A.


As of the Record Date, of the 75,000,000 shares of Common Stock presently authorized, 21,359,814 shares were issued and outstanding. At that date, there were approximately an additional 41,294,420 shares of Common Stock reserved for possible future issuances, leaving the Company with only approximately 12,350,000 shares of Common Stock available for issuance.


The shares of Common Stock reserved for issuance have been reserved for the following purposes:

(i) approximately 14,190,292 shares are issuable upon conversion of 74,150 shares Series B Preferred Stock outstanding as of the Record Date, in payment of dividend on the Series B Preferred Stock through the first anniversary of the issuance thereof and upon exercise of warrants issued in connection with the placement of the Series B Preferred Stock;

(ii) approximately 11,367,229 shares are issuable upon conversion of the 21,178 Series A Preferred Stock outstanding as of the Record Date, in payment of dividends on the Series A Preferred Stock through the third anniversary of the issuance thereof and upon exercise of warrants issued in connection with the placement of the Series A Preferred Stock;


(iii) approximately 6,500,000 shares are issuable pursuant to a $6 million equity line commitment (the "Equity Line") on which the Company may draw from time to time during a 24 month period following the effectiveness of a registration statement relating thereto (which statement has not been filed);


(iv) 6,500,000 shares are issuable under the Company's 2000 Equity Incentive Plan (the "2000 Incentive Plan") and 1,000,000 shares reserved for issuance under the 2002 Non-Employee Director's Plan (the "2002 Director's Plan"); and

(v) approximately 1,800,000 are issuable upon exercise of other outstanding warrants.

REASONS FOR THE PROPOSED AUTHORIZED SHARE INCREASE

Since the Company's private placement of Series B Preferred Stock in April and May 2005, the Company has expended substantial funds on improving and adding new features to its QoStream product line thereby enhancing its competitiveness. The QoStream product line first became commercially available in January 2005. Since June 2005, the Company has also significantly increased its product commercialization efforts in China and elsewhere. As part of these commercialization efforts, the Company is continuously trying to position itself to take advantage of requests for proposals and other product design requests by leading telecommunications companies.

The Company is entering the next stage of its of its corporate life as it moves from product development to sales and operations. At this stage, it is essential that the Company demonstrate the level of financial stability expected by the large customers and vendors with which the Company expects to do business. The Company believes that financial stability is a key factor in the selection process for major customers and vendors and is therefore critical to the ultimate success of the Company.


Although the Company has $6.0 million of availability under its August 2004 equity line commitment (the "Equity Line"), the Company is currently prohibited from drawing down on the Equity Line. As previously disclosed on the Company's filings with the SEC, any such draw is conditional upon there being an effective registration statement covering the shares of Common Stock issuable upon such draw on the date thereof and the Company has agreed, in connection with placement of its Series B Preferred Stock in April and May 2005, not to file a registration statement covering the Equity Line shares prior to December 1, 2005. Moreover, the Equity Line investor has no obligation to purchase shares of Common Stock if the five day volume weighted average price of the Common Stock on the five trading days immediately following any draw is less than $2.00 per share. The current price range of the Company's Common Stock, as well as the other Equity Line requirements specified above, preclude, in management's view, the use of the Equity Line as a viable financing vehicle for the Company through which it can raise capital in the time-frame desired by management.


Accordingly, the Board of Directors believes that the proposed Authorized Share Increase will provide the Company with greater flexibility to issue shares of Common Stock for future corporate needs such as raising additional capital to support ongoing and expanded product commercialization activities. Among other things, the proposed Authorized Share Increase will make available shares for future activities that are consistent with the Company's growth strategy, including, without limitation, completing financings to support the Company's increasing commercialization activities, establishing strategic relationships, acquiring or investing in complementary businesses or products, business acquisitions as well as providing equity incentives to employees. Approval of the proposed Authorized Share Increase would allow the Board to authorize the issuance of Common Stock without waiting for the next annual meeting of shareholders in order to increase the authorized capital. If, in a particular instance, shareholder approval were required by law, the rules of any stock exchange on which the Company's shares are listed, or otherwise deemed advisable by the Board of Directors, then the matter would be referred to the shareholders of the Company.

WILL THE COMPANY BE ISSUING ADDITIONAL SHARES?


As disclosed in the Company's most recently filed Quarterly Report on Form 10-QSB for the three months ended June 30, 2005, the Company needs to raise additional capital to maintain its operations as currently conducted beyond November 2005. Toward that end, the Company has engaged a leading investment bank to assist it, on a best efforts basis, to raise the needed capital from institutional investors as well as to advise it on other capital infusion options that may be available to the Company including, without limitation, strategic investments. At the present moment, the Company does not have any financing proposals or indications of interest from any person nor has the Company circulated any proposed terms for acceptance. The Company contemplates that any successful financing is likely to be comprised of a senior preferred security or debt based instrument or a combination of the two and, if such financing includes a senior preferred security instrument, the Company may be required to obtain the consent of a majority in interest of the outstanding Series A Preferred Stock and Series B Preferred Stock in order to close such financing. No assurance can be provided that the Company will be able to secure a financing proposal on commercially acceptable terms or at all or that the requisite consent of the outstanding Series A and Series B Preferred Stock, if needed, can be obtained. Accordingly, at the present moment the Company does not have any plan, proposal, commitment or understanding, whether written or oral, to issue any of the additional shares of Common Stock that would be authorized by the proposed Authorized Share Increase.


The number of shares of Common Stock that the Company may ultimately need to issue in order to meet its capital requirements would be based on a number of uncertainties, which include, but are not limited to:

o The uncertainty of future product design and development costs due to the number of unknowns and uncertainties associated with introducing a new product line in a newly developing and unproven market, which may increase or decrease our future expenses;

o The uncertainty of future partnering or licensing revenues, including potential equity investments into the Company whereby the Company would possibly issue stock directly to a strategic partner;

o the uncertainty of investors exercising for cash warrants that the Company issued over the past 18 months in connection with the private placement of the Series A Preferred Stock and Series B Preferred Stock;

o the uncertainty of the market price of the Common Stock; and

o the uncertainty of the Company's access to the capital markets and its cost of capital.

The above uncertainties make it difficult for the Company to estimate the number of shares of Common Stock that it may issue at any time.

If the stockholders approve the proposed Authorized Share Increase, the Board of Directors would be able to issue these additional shares of Common Stock in its discretion from time to time, subject to any applicable rules and regulations in the case of any particular issuance or reservation for issuance that might require the stockholders to approve such transaction. The newly authorized shares of Common Stock would be issuable for any proper corporate purpose, including future capital-raising transactions involving Common Stock, convertible securities or other equity securities, stock dividends, establishing strategic relationships, and current or future equity compensation plans.

Holders of Common Stock have no preemptive rights, which means that current stockholders do not have prior rights to purchase a new issue of Common Stock in order to maintain their current ownership. The issuance of additional shares of Common Stock will decrease the proportionate equity ownership of current shareholders and, depending upon the price paid for such additional shares, could result in dilution to current stockholders.


The proposed Authorized Share Increase could, under certain circumstances, have an anti-takeover effect, although this is not the intention of the Board. For example, the substantial increase in the number of authorized shares could help management frustrate efforts of shareholders seeking to remove management, could have the effect of limiting shareholder participation in transactions such as merger or tender offers, regardless of whether those transactions are favored by incumbent management. In addition, the board of directors will have the ability to issue shares privately in transactions that could frustrate proposed mergers, tender offers, or other transactions, even if those transactions are at substantial market premiums and are favored by majority of independent shareholders. Such an issuance of shares of Common Stock would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. Except as described in this paragraph and except for the ability of the Board of Directors to fix by resolution the designations, preferences and relative, participating, optional or other special rights of any series of Preferred Stock, and any qualifications, limitations or restrictions thereof, including without limitation thereof, voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences, to the full extent permitted by Delaware law, there are no anti-takeover provisions in the Company's certificate of incorporation or bylaws and the Company has no plans or proposals to adopt any provisions to its certificate of incorporation or bylaws or enter into other arrangements that may have material anti-takeover consequences.


WHEN WOULD THE AMENDMENT BE EFFECTIVE?

If the proposed amendment for the Authorized Share Increase is adopted, it will become effective upon the filing of a certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware. The text of such amendment is attached hereto as APPENDIX A.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT FOR THE AUTHORIZED SHARE INCREASE.

                                NO OTHER MATTERS

Under the Company's by-laws, no other matter may be brought before the Special Meeting.

                              STOCKHOLDER PROPOSALS

Under the rules of the SEC, proposals of stockholders intended to be presented at the 2006 annual meeting of Stockholders must be made in accordance with the by-laws of the Company and received by the Company, at its principal executive offices, for inclusion in the Company's proxy statement for that meeting, no later than January 5, 2006. The Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its 2006 proxy statement.

It is important that your shares be represented at the Special Meeting.

                       BY ORDER OF THE BOARD OF DIRECTORS


                                         /S/ FRANK GALUPPO
                                         FRANK GALUPPO
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER


NOVEMBER 2, 2005

                                   APPENDIX A

        PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                              AMEDIA NETWORKS, INC.

                            (PURSUANT TO SECTION 242)

The undersigned, being the President and Chief Executive Officer of Amedia Networks, Inc., does hereby certify the following:

1. The name of the Corporation is Amedia Networks, Inc.

2. The Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on July 14, 1994.

3. The first paragraph of Paragraph 4 of the Certificate of Incorporation is hereby amended to read as follows:

"The aggregate number of shares of stock which the corporation shall have the authority to issue is 105,000,000, 100,000,000 of which are shares of Common Stock, each with a par value of $0.001, each entitled to one vote per share, and 5,000,000 of which are Preferred Stock, with a par value of $0.001."

IN WITNESS WHEREOF, this Certificate of Amendment has been executed as of this ____ day of December, 2005.

Name: Frank Gallupo Title: President and Chief Executive Officer


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                              AMEDIA NETWORKS, INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               THE COMPANY FOR THE SPECIAL MEETING OF STOCKHOLDERS

                                DECEMBER 2, 2005

The undersigned hereby constitutes and appoints each of FRANK GALUPPO and JAMES
D. GARDNER with full power of substitution, attorney and proxy to represent and to vote all the shares of common stock, par value $.001 per share, of AMEDIA NETWORKS, INC. (the "Company") that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the Special Meeting of Stockholders of the Company, to be held on December 2, 2005, and at any adjournment or adjournments thereof, on the matters set forth on the reverse side and such other matters as may properly come before the meeting.

1. PROPOSAL TO APPROVE THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE TO 100,000,000 SHARES.

|_| FOR |_| AGAINST |_| ABSTAIN

In their discretion, upon any other business that may properly come before the meeting or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposal to amend the Company's certificate of incorporation to increase the number of shares of Common Stock authorized for issuance.


The undersigned acknowledges receipt of the accompanying Proxy Statement dated November 2, 2005.


Dated: __________________, 2005

                           SIGNATURE OF SHAREHOLDER(S)

                           (When signing as attorney,
                               trustee, executor,
                            administrator, guardian,
                         corporate officer, etc., please
                          give full title. If more than
                          one trustee, all should sign.
                          Joint owners must each sign.)

                         Please date and sign exactly as
                               name appears above.

                         I plan |_| I do not plan |_| to
                           attend the Special Meeting.